UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2022

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Exchange Offers and Consent Solicitations

On March 2, 2022 (the “Settlement Date”), S&P Global Inc. (the “Company”) announced the completion of the previously announced (i) offers to exchange (collectively, the “Exchange Offers”) any and all outstanding notes of certain series (the “IHS Markit Notes”) issued by IHS Markit Ltd. (“IHS Markit”) for up to $4,642,848,000 aggregate principal amount of new notes (the “S&P Global Notes”) to be issued by the Company and cash and (ii) solicitations of consents (collectively, the “Consent Solicitations”) to adopt the Amendments (as defined below) in each of the indentures (collectively, the “IHS Markit Indentures”) governing the IHS Markit Notes, commenced by S&P Global Market Intelligence Inc. (“Market Intelligence”), a wholly owned subsidiary of the Company, on November 16, 2021.

Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of the IHS Markit Notes set forth below were tendered and subsequently accepted or not tendered and accepted in connection with the Exchange Offers and Consent Solicitations as designated by the applicable column heading. Such accepted IHS Markit Notes will not be cancelled in connection with the Exchange Offers and Consent Solicitations, and such IHS Markit Notes are expected to be held by Market Intelligence or another subsidiary of the Company on an intercompany basis.

Title of Series of IHS Markit Notes	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Not Tendered and Accepted
5.000% Senior Notes due 2022	$734,098,000	$8,750,000
4.125% Senior Notes due 2023	$462,292,000	$37,708,000
3.625% Senior Notes due 2024	$353,197,000	$46,803,000
4.750% Senior Notes due 2025	$795,818,000	$4,182,000
4.000% Senior Notes due 2026	$497,157,000	$2,843,000
4.750% Senior Notes due 2028	$700,697,000	$49,303,000
4.250% Senior Notes due 2029	$930,164,000	$19,836,000

Prior to settlement of the Exchange Offers and Consent Solicitations and upon receipt of the requisite consents to adopt the Amendments with respect to each series of IHS Markit Notes, IHS Markit entered into (i) a first supplemental indenture, dated as of November 30, 2021, between IHS Markit and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”), with respect to the IHS Markit Notes issued under the senior notes indenture, dated as of July 28, 2016, among IHS Markit, the guarantors party thereto and the Trustee; (ii) a supplemental indenture no. 2, dated as of November 30, 2021, between IHS Markit and the Trustee, with respect to the IHS Markit Notes issued under the senior notes indenture, dated as of February 9, 2017, among IHS Markit, the guarantors party thereto and the Trustee; (iii) a first supplemental indenture, dated as of November 30, 2021, between IHS Markit and the Trustee, with respect to the IHS Markit Notes issued under the senior notes indenture, dated as of December 1, 2017, among IHS Markit, the guarantors party thereto and the Trustee; and (iv) a fifth supplemental indenture, dated as of November 30, 2021, between IHS Markit and the Trustee, with respect to the IHS Markit Notes issued under the senior indenture, dated as of July 23, 2018, between IHS Markit and the Trustee (collectively, the “IHS Markit Supplemental Indentures”).

The IHS Markit Supplemental Indentures became operative upon the Settlement Date and amended each of the IHS Markit Indentures to, among other things, eliminate from each IHS Markit Indenture (i) substantially all of the restrictive covenants, (ii) certain of the events which may lead to an “Event of Default”, (iii) the SEC reporting covenant, (iv) the restrictions on IHS Markit consolidating with or merging into another person or conveying, transferring or leasing all or any of its properties and assets to any person and (v) the obligation to offer to repurchase the IHS Markit Notes upon certain change of control transactions (collectively, the “Amendments”).

In connection with the settlement of the Exchange Offers and Consent Solicitations, on March 2, 2022, the Company and Standard & Poor’s Financial Services LLC (“SPFS”) entered into a seventh supplemental indenture (the “S&P Global Supplemental Indenture”) with U.S. Bank Trust Company, National Association, as trustee, to the indenture dated as of May 26, 2015 (the “Base Indenture” and, as amended and supplemented from time to time, the “S&P Global Indenture”), among the Company, SPFS and U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association, as trustee, with respect to the issuance of the following S&P Global Notes, each series with the interest rate and maturity date as set forth below:

(i)

$734,098,000 aggregate principal amount of 5.000% Senior Notes due November 1, 2022 (the “S&P Global 5.000% 2022 Notes”), which notes will bear interest at a rate of 5.000% per annum and will mature on November 1, 2022;

(ii)

$462,292,000 aggregate principal amount of 4.125% Senior Notes due August 1, 2023 (the “S&P Global 4.125% 2023 Notes”), which notes will bear interest at a rate of 4.125% per annum and will mature on August 1, 2023;

(iii)

$353,197,000 aggregate principal amount of 3.625% Senior Notes due May 1, 2024 (the “S&P Global 3.625% 2024 Notes”), which notes will bear interest at a rate of 3.625% per annum and will mature on May 1, 2024;

(iv)

$795,818,000 aggregate principal amount of 4.750% Senior Notes due February 15, 2025 (the “S&P Global 4.750% 2025 Notes”), which notes will bear interest at a rate of 4.750% per annum and will mature on February 15, 2025;

(v)

$497,157,000 aggregate principal amount of 4.000% Senior Notes due March 1, 2026 (the “S&P Global 4.000% 2026 Notes”), which notes will bear interest at a rate of 4.000% per annum and will mature on March 1, 2026;

(vi)

$700,697,000 aggregate principal amount of 4.750% Senior Notes due August 1, 2028 (the “S&P Global 4.750% 2028 Notes”), which notes will bear interest at a rate of 4.750% per annum and will mature on August 1, 2028; and

(vii)

$930,164,000 aggregate principal amount of 4.250% Senior Notes due May 1, 2029 (the “S&P Global 4.250% 2029 Notes”), which notes will bear interest at a rate of 4.250% per annum and will mature on May 1, 2029.

The S&P Global Indenture contains covenants that, among other things, limit the Company’s ability to (i) create, assume, incur or guarantee any indebtedness for money borrowed secured by a lien on any of its properties or assets, without securing the S&P Global Notes equally and ratably with (or prior to) such secured indebtedness and (ii) consolidate with or merge into any other person or convey or transfer its properties and assets substantially as an entirety to any person. The Company has the right to redeem the S&P Global Notes at any time on the terms provided in the S&P Global Indenture. Upon the occurrence of a Change of Control Triggering Event (as defined in the S&P Global Indenture), unless the Company has exercised its right to redeem all of the S&P Global Notes, each holder will have the right to require the Company to repurchase its S&P Global Notes at a purchase price equal to

101% of the aggregate principal amount thereof plus accrued and unpaid interest. The S&P Global Indenture also contains customary events of default. Indebtedness under the S&P Global Notes may be accelerated in certain circumstances upon an event of default as set forth in the S&P Global Indenture. The S&P Global Notes were issued in exchange for the IHS Markit Notes pursuant to a private exchange offer exempt from, or not subject to, registration under the Securities Act of 1933, as amended (“Securities Act”).

At any time prior to the applicable Par Call Date (as defined in the S&P Global Supplemental Indenture) with respect to the S&P Global Notes, the Company will be entitled, at its option, to redeem all or a portion of the S&P Global Notes at a redemption price equal to 100% of the principal amount of the S&P Global Notes plus the Applicable Premium (as defined in the S&P Global Supplemental Indenture) as of, and accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, on or after such Par Call Date, the Company may redeem the S&P Global Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the redemption date.

The above descriptions of the S&P Global Indenture and the S&P Global Notes are qualified in their entirety by reference to the text of the Base Indenture, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein in its entirety, and the S&P Global Supplemental Indenture (including the forms of the S&P Global Notes included therein), a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein in its entirety.

Registration Rights Agreement

On the Settlement Date, in connection with the issuance of the S&P Global Notes, the Company and SPFS entered into a registration rights agreement (the “Registration Rights Agreement”) with Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., as the dealer managers. The Company agreed under the Registration Rights Agreement to use its commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the S&P Global Notes for new notes, with terms substantially identical in all material respects to the S&P Global Notes, and (ii) cause the registration statement to become effective under the Securities Act. The Company shall be obligated to pay additional interest on the S&P Global Notes if it does not complete the exchange offer on or prior to the 365th day after the issuance of the S&P Global Notes, or, if the shelf registration statement with respect to the S&P Global Notes (if required to be filed) is not declared effective on or prior to the 180th day after the later of (i) the 365th day after the issuance of the S&P Global Notes and (ii) the date on which the Company receives the relevant request for filing of a shelf registration statement from any of the dealer managers pursuant to the terms of the Registration Rights Agreement.

The above description of the Registration Rights Agreement is qualified in its entirety by reference to the text of the Registration Rights Agreement, a copy of which is included as Exhibit 4.10 to this Current Report on Form 8-K and incorporated herein in its entirety.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the caption “Exchange Offers and Consent Solicitations” is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

(4.1)	Indenture, dated as of May 26, 2015, among S&P Global Inc. (f/k/a McGraw Hill Financial, Inc.), Standard & Poor’s Financial Services LLC and U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on May 26, 2015).

(4.2)	Seventh Supplemental Indenture, dated as of March 2, 2022, among S&P Global Inc., Standard & Poor’s Financial Services LLC and U.S. Bank Trust Company, National Association, as trustee.

(4.3)	Form of 5.000% Senior Note due 2022 (included in Exhibit 4.2).

(4.4)	Form of 4.125% Senior Note due 2023 (included in Exhibit 4.2).

(4.5)	Form of 3.625% Senior Note due 2024 (included in Exhibit 4.2).

(4.6)	Form of 4.750% Senior Note due 2025 (included in Exhibit 4.2).

(4.7)	Form of 4.000% Senior Note due 2026 (included in Exhibit 4.2).

(4.8)	Form of 4.750% Senior Note due 2028 (included in Exhibit 4.2).

(4.9)	Form of 4.250% Senior Note due 2029 (included in Exhibit 4.2).

(4.10)	Registration Rights Agreement, dated as of March 2, 2022, among S&P Global Inc., Standard & Poor’s Financial Services LLC, Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc. and Citigroup Global Markets Inc.

(104)	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/ Alma Rosa Montanez
By: Alma Rosa Montanez
Assistant Corporate Secretary & Chief Corporate Counsel

Dated: March 2, 2022